Divestiture of a Subsidiary	12 Months Ended
Sep. 30, 2012
Divestiture of a Subsidiary [Abstract]
Divestiture of a Subsidiary

Note 16 — Divestiture of a Subsidiary

In April 2010, the Company divested an 81% majority stake in Longshine, its Chinese subsidiary acquired in 2005, to a newly formed and locally-managed entity, Longshine Technology Holding, Ltd. for approximately $26,730. The Company divested its stake after the market dynamics in China did not evolve as it had anticipated. The Company retained a minority interest in Longshine, which was accounted using the cost method. In connection with the divestiture, during fiscal 2010, the Company recorded a loss of $23,399. The loss has been reflected in interest and other expense, net.

In February 2012, the Company sold its minority interest in Longshine and recorded a gain of $6,270, which has been reflected in interest and other expense, net.